UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.          )

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Royal Gold, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! ROYAL GOLD, INC. 1144 15TH STREET, SUITE 2500 DENVER, CO 80202-1161 ROYAL GOLD, INC. 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET You invested in ROYAL GOLD, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 23, 2024. Vote Virtually at the Meeting* May 23, 2024 9:00 AM MT Virtually at: www.virtualshareholdermeeting.com/RGLD2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V2.0 For complete information and to vote, visit www.ProxyVote.com Control # V31725-P07473 Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V31726-P07473 1. Election of two Class I director nominees to serve until the 2027 annual meeting: Nominees: 1a. William Heissenbuttel For 1b. Jamie Sokalsky For 2. Advisory vote to approve named executive officer compensation For 3. Ratification of appointment of Ernst & Young LLP as independent auditor for 2024 For NOTE: The proxies are also authorized to vote in their discretion upon any other matters as may properly come before the meeting, including any postponement or adjournment thereof.